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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)              September 22, 1996




                             HAWAIIAN AIRLINES, INC.
             (Exact name of registrant as specified in its charter)



         HAWAII                      1-8836                           99-0042880
(State or other jurisdiction      (Commission                   (I.R.S. employer
of incorporation)                 file number)               identification no.)


      3375 Koapaka Street, Suite G350
               Honolulu, HI                                           96819-1869
(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code:  (808) 835-3700


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ITEM 5.   OTHER EVENTS.

          A copy of Hawaiian Airlines, Inc.'s (the "Company") press release dated September 22, 1996, announcing the successful completion of a shareholder rights offering and an investor offering which collectively raised more than $39.0 million in capital for the Company, is filed as an exhibit to this Current Report on Form 8-K. Both offerings were fully subscribed resulting in the purchase of 12.1 million new shares of Common Stock at the subscription price of $3.25 per share.


ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               Exhibit 99.1   Press Release dated September 22, 1996.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HAWAIIAN AIRLINES, INC.



Dated:    September 25, 1996       By /S/ JOHN L. GARIBALDI
                                      -------------------------------------
                                      John L. Garibaldi
                                      Executive Vice President-Finance
                                      and Chief Financial Officer
                                      (Principal Financial and
                                      Accounting Officer)


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